UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2019

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 1, 2019 (the “Effective Time”), Valley National Bancorp (“Valley”) completed its previously announced merger (the “Merger”) with Oritani Financial Corp. (“Oritani”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 25, 2019, between Valley and Oritani. At the Effective Time of the Merger, Oritani merged with and into Valley, with Valley as the surviving corporation in the Merger.

Pursuant to the terms of the Merger Agreement, each share of common stock of Oritani was converted into 1.60 shares of Valley common stock with cash to be paid in lieu of fractional shares. Each outstanding share of Valley common stock remained outstanding and was unaffected by the Merger.

Immediately following the Merger, Oritani Bank, a New Jersey-chartered savings bank and wholly-owned subsidiary of Oritani, merged with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley, with Valley National Bank as the surviving entity.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to Valley’s Current Report on Form 8-K filed on June 26, 2019, and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, Valley increased the size of its Board of Directors (the “Board”) at the Effective Time from 12 members to 13 members and appointed Kevin J. Lynch, formerly the Chairman of the Oritani Board of Directors, to the Board.

Item 8.01	Other Events.

On December 2, 2019, Valley issued a press release announcing the completion of the Merger. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Historical financial statements of Oritani will be filed by amendment to this Current Report on form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)       Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d)       Exhibits

2.1	Agreement and Plan of Merger, dated as of June 25, 2019, between Valley National Bancorp and Oritani Financial Corp. (attached as Exhibit 2.1 to Valley National Bancorp’s Current Report on Form 8-K filed on June 26, 2019, and incorporated herein by reference).

99.1	Press Release, dated December 2, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2019		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel